UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2009 (July 31, 2009)

ALPHA NATURAL RESOURCES, INC.
(f/k/a Foundation Coal Holdings, Inc.)
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 2345
Abingdon, VA 24212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background

On July 31, 2009, Alpha Natural Resources, Inc. filed a Current Report on Form 8-K announcing that on July 31, 2009, Alpha Natural Resources, Inc. (SEC File No. 1-32423) (“Old Alpha”) merged with and into Foundation Coal Holdings, Inc. (“Foundation”) with Foundation continuing as the surviving corporation under the name Alpha Natural Resources, Inc. (“New Alpha”).

Item 8.01 Other Events

On August 7, 2009, Old Alpha filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009 (the “Old Alpha 10-Q”).  The Old Alpha 10-Q is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Quarterly Report on Form 10-Q of Alpha Natural Resources, Inc. (SEC File No. 1-32423) filed on August 7, 2009.*

*	Incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

August 7, 2009	By:	/s/ Vaughn Groves
Name: Vaughn R. Groves
Title: Executive Vice President, General Counsel and Corporate Secretary

Index to Exhibits

Exhibit No.	Description

99.1	Quarterly Report on Form 10-Q of Alpha Natural Resources, Inc. (SEC File No. 1-32423) filed on August 7, 2009.*

*	Incorporated by reference.